Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Atonn F. Muhammad, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of ACCELERATED ACQUISITIONS XII, INC. (the “Company”), DOES HEREBY CERTIFY that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th day of August, 2011.

/s/ Atonn F. Muhammad
_________________________
Atonn F. Muhammad
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ACCELERATED ACQUISITIONS XII, INC. and will be retained by ACCELERATED ACQUISITIONS XII, INC. and furnished to the Securities and Exchange Commission or its staff upon request.